EXHIBIT 21.01

LIST OF THE REGISTRANT’S SUBSIDIARIES

Pursuant to Item 601(b)(21)(ii) of Regulation S-K, certain subsidiaries of the Registrant have been omitted which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary (as defined in Rule 1-02(w) of Regulation S-X) as of November 30, 2003.

Company	Jurisdiction of Incorporation
Lehman Brothers Holdings Inc.	Delaware
ALS Holding Inc.	Delaware
Aurora Loan Services Inc.	Delaware
Banque Lehman Brothers S.A.	France
BNC Holdings Inc.	Delaware
BNC Mortgage Inc.	Delaware
DA Group Holdings Inc.	Delaware
LB 745 LLC	Delaware
LBAC Holdings I Inc.	Delaware
Lehman Brothers Asia Capital Company	Hong Kong
LBCCA Holdings I Inc.	Delaware
Falcon Holdings I LLC	Delaware
Falcon Holdings II Inc.	Cayman Islands
CIMT Limited	Cayman Islands
TMIC Limited	Cayman Islands
MICT Limited	Cayman Islands
Global Thai Property Fund	Thailand
Falcon Holdings III Inc.	Cayman Islands
Falcon Holdings IV Inc.	Cayman Islands
Global Thai Finance Limited	Thailand
Global Thai Securities Limited	Thailand
Revival Holdings Limited	Cayman Islands
Sunrise Finance Co., Ltd.	Japan
Lehman Brothers Asia Capital Company	Hong Kong
Lehman Brothers Commercial Corporation Asia Limited	Hong Kong
LBCCA Holdings II Inc.	Delaware
Falcon Holdings I LLC	Delaware
Falcon Holdings II Inc.	Cayman Islands
CIMT Limited	Cayman Islands
TMIC Limited	Cayman Islands
MICT Limited	Cayman Islands
Global Thai Property Fund	Thailand
Falcon Holdings III Inc.	Cayman Islands
Falcon Holdings IV Inc.	Cayman Islands
Global Thai Finance Limited	Thailand
Global Thai Securities Limited	Thailand
Revival Holdings Limited	Cayman Islands
Sunrise Finance Co., Ltd.	Japan
Lehman Brothers Commercial Corporation Asia Limited	Hong Kong
LB Delta Funding Ltd.	Cayman Islands
LB Delta (Cayman) No 1 Ltd.	Cayman Islands
LB Delta (Cayman) No 2 Ltd.	Cayman Islands
LBHK Funding (Cayman) No. 4 Ltd.	Cayman Islands
LBHK Funding (Cayman) No. 1 Ltd.	Cayman Islands
LBHK Funding (Cayman) No. 2 Ltd.	Cayman Islands
LBO Funding (Cayman) Limited	Cayman Islands
Lehman Brothers Hong Kong Olympus Funding L.P.	Cayman Islands
LBQ Funding (Cayman) Limited	Cayman Islands
LBQ Hong Kong Services Limited	Hong Kong
LB Vin Co Inc.	Delaware

Lehman ALI Inc.	Delaware
314 Commonwealth Ave. Inc.	Delaware
Stockholm Investments Limited	Cayman Islands
Lehman CMBS Funding Inc.	Delaware
LUBS Inc.	Delaware
Property Asset Management Inc.	Delaware
Lehman Brothers Global Investments LLC	Delaware
New Century Finance Co., LTD	Japan
Lehman Syndicated Loan Funding Inc.	Delaware
Lehman Brothers AIM Holdings LLC	Delaware
Lehman Brothers Alternative Investment Management LLC	Delaware
Lehman Brothers Bancorp Inc.	Delaware
Lehman Brothers Bank, FSB	Delaware
Lehman Brothers Canada Inc.	Canada
Lehman Brothers Commercial Corporation	Delaware
Lehman Brothers Finance S.A.	Switzerland
Lincoln Capital Fixed Income Management Company, LLC	Delaware
Lehman Brothers Asset Management Inc.	Delaware
Lehman Brothers Futures Asset Management Corp.	Delaware
Lehman Brothers Holdings Capital Trust I	Delaware
Lehman Brothers Holdings Capital Trust II	Delaware
Lehman Brothers Holdings Capital Trust III	Delaware
Lehman Brothers Holdings Capital Trust IV	Delaware
Lehman Brothers Inc.	Delaware
Lehman Brothers Asia Limited	Hong Kong
Lehman Brothers Derivative Products Inc.	Delaware
Lehman Brothers Financial Products Inc.	Delaware
Lehman Brothers Investment Holding Company Inc.	Delaware
Lehman Brothers Asia Holdings Limited	Hong Kong
Lehman Brothers Asia Limited	Hong Kong
Lehman Brothers Nominees (H.K.) Limited	Hong Kong
Lehman Brothers Equity Finance (Cayman) Limited	Cayman Islands
Lehman Brothers Futures Asia Limited	Hong Kong
Lehman Brothers Pte Ltd.	Singapore
LBQ Hong Kong Funding Ltd.	Hong Kong
Lehman Brothers Securities Asia Limited	Hong Kong
Lehman Brothers Special Financing Inc.	Delaware
Lehman Commercial Paper Inc	New York
LCPI Properties Inc.	New Jersey
LW-LP Inc.	Delaware
Lehman CMO Inc.	Maryland
Lehman ABS Corporation	Delaware
Lehman Pass-Through Securities Inc.	Delaware
Lehman Structured Securities Corp.	Delaware
Lehman Syndicated Loan Inc.	Delaware
Structured Asset Securities Corporation	Delaware
LB I Group Inc.	Delaware
DL Mortgage Corp.	Delaware
LB-NL Holdings I Inc.	Delaware
LB-NL Holdings L.P.	Delaware
LB-NL U.S. Investor Inc	Delaware
NL Funding, L.P.	Delaware
LB-NL Holdings II Inc.	Delaware
LB-NL Holdings L.P.	Delaware
LB-NL U.S. Investor Inc	Delaware
NL Funding, L.P.	Delaware
LBQ Hong Kong Funding Ltd.	Hong Kong
LBQ Hong Kong Services Limited	Hong Kong
Lehman Insurance Company	Arizona
Lehman VIP Holdings Inc.	Delaware
RIBCO SPC, Inc.	Delaware
RIBCO LLC	Delaware

Lehman Brothers Insurance Agency L.L.C.	Delaware
Lehman Brothers Investments Pte Limited	Singapore
Lehman Brothers Japan Inc.	Cayman Islands
Lehman Brothers (Luxembourg) S.A.	Luxembourg
Lehman Brothers Private Equity Advisers L.L.C.	Delaware
Lehman Brothers Private Funds Investment Company LP, LLC	Delaware
Lehman Brothers Private Funds Investment Company GP, LLC	Delaware
Lehman Crossroads Investment Advisers, LP	Delaware
Lehman Crossroads Corporate Investors, LP	Delaware
Lehman Crossroads Corporate Investors II, LP	Delaware
Lehman Crossroads Investment Company, LP	Delaware
The Main Office Management Company, LP	Delaware
Capital Analytics II, LP	Delaware
e-Valuate, LP	Delaware
Security Assurance Advisers, LP	Delaware
Lehman Brothers Realty Corp.	Delaware
Lehman Brothers U.K. Holdings (Delaware) Inc.	Delaware
Ballybunion Investments Limited	Cayman Islands
Ballybunion Investments No. 2 Limited	Cayman Islands
Ballybunion Investments No. 3 Limited	Cayman Islands
Lehman Brothers Spain Holdings Limited	United Kingdom
Lehman Brothers Luxembourg Investments Sarl	Luxembourg
LB Funding BV	The Netherlands
Lehman Brothers UK Investments Limited	United Kingdom
LB Investments (UK) Limited	United Kingdom
Lehman Brothers U.K. Holdings Ltd.	United Kingdom
Lehman Brothers (PTG) Limited	United Kingdom
Eldon Street Holdings	United Kingdom
Thayer Properties Limited	United Kingdom
Thayer Group Limited	Jersey
MABLE Commercial Funding Limited	United Kingdom
Platform Commercial Mortgage Limited	United Kingdom
Lehman Brothers Holdings Plc.	United Kingdom
Resetfan Limited	United Kingdom
Southern Pacific Mortgage Limited	United Kingdom
SPML Mortgage Funding Limited	United Kingdom
LB Cayman Finance Limited	Cayman Islands
LBO Investments Limited	United Kingdom
LBQ Funding (UK) Limited	United Kingdom
LB Lomond Investments Limited	United Kingdom
LB Australia and Asia Investments Limited	Cayman Islands
Lehman Brothers International (Europe)	United Kingdom
Seebreeze Funding Limited	United Kingdom
Lehman Brothers Europe Limited	United Kingdom
Lehman Brothers Limited	United Kingdom
Lehman Brothers Treasury Co. B.V.	The Netherlands
Lehman Brothers Capital GmbH, Co.	Germany
Lehman Brothers Verwaltungs-und Beteiligungsgesellschaft mbH	Germany
Lehman Brothers Bankhaus Aktiengesellschaft	Germany
Lehman Investments Inc.	Delaware
Lehman Re Ltd.	Bermuda
Lehman Risk Advisors Inc.	Delaware
Lehman Structured Assets Inc.	Delaware
MMP Funding Corp.	Delaware
Neuberger Berman Inc.	Delaware
Neuberger Berman Management Inc.	New York
Neuberger Berman Asset Management, LLC	Delaware
Neuberger Berman Trust Co., N.A.	United States of America
Sage Partners, LLC	New York
Executive Monetary Management, Inc.	New York
Neuberger Berman, LLC	Delaware
Neuberger Berman Pty Ltd.	Australia
Neuberger Berman Trust Co. of Delaware	Delaware
Neuberger & Berman Agency, Inc.	New York
Principal Transactions Inc.	Delaware